BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

P.A. No. 1977                                                           BFE1
SA32 AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.           Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                                                           Complete

Galley Inserts                                                                           Complete

Seats (passenger)                                                                           Complete

Cabin Systems Equipment                                                                                     Complete

Miscellaneous Emergency Equipment                                                                                     Complete

Cargo Handling Systems                                                                           Complete

For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cargo Handling System on-dock date.

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

2.           On-dock Dates

On or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	[CONFIDENTIAL
Galleys/Furnishings	PORTION OMITTED	PORTION OMITTED
Antennas & Mounting Equipment	AND FILED	AND FILED
Avionics	SEPARATELY WITH	SEPARATELY WITH
Cabin Systems Equipment	THE COMMISSION	THE COMMISSION
Miscellaneous Emergency Equipment	PURSUANT TO A	PURSUANT TO A
Textiles/Raw Material	REQUEST FOR	REQUEST FOR
Cargo Systems	CONFIDENTIAL	CONFIDENTIAL
Provision Kits	TREATMENT]	TREATMENT]
Winglets

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 1977                                                       BFE1-
SA32  AAL
BOEING PROPRIETARY